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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 10, 2001


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                          MIDWAY AIRLINES CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

       000-23447                                        36-3915637
  (Commission File Number)                   (IRS Employer Identification No.)

                          2801 Slater Road, Suite 200
                          Morrisville, North Carolina                  27560
                     (Address of principal executive offices)       (Zip Code)


                                (919) 595-6000
             (Registrant's telephone number, including area code)
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         Item 5.  Other Events.

         Midway Airlines Corporation (the "Company") announced October 10, 2001 that it advises its stockholders and potential purchasers of its stock, that given current market conditions and the opportunities presently available to Midway, it is more likely than not that a Plan of Reorganization would provide for no recovery for common stockholders. In such a Plan of Reorganization, all shares of common stock would be cancelled and rendered of no further force and effect.

         Midway further advises that it is presently evaluating several possible Plans of Reorganization, including those that contemplate a resumption of flying operations, and none of such Plans of Reorganization contemplates any recovery for common stockholders.

         The Company issued a press release filed herewith as Exhibit 99.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

                 99 Press Release, dated October 10, 2001

                                      -2-
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                                  SIGNATURES

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MIDWAY AIRLINES CORPORATION


                                      By:     /s/ Steven Westberg
                                           -------------------------------------
Dated: October 10, 2001                       Steven Westberg
                                              Executive Vice President